                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   FEBRUARY 27, 1997
                                                 ------------------------------

                          PAIRGAIN TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         DELAWARE                      0-22202                 33-0282809
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)



   14402 FRANKLIN AVENUE, TUSTIN, CA                              92780
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code         (714) 832-9922
                                                   ----------------------------

                                  NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 27, 1997, PairGain Technologies, Inc. ("PairGain") acquired all the outstanding shares of Avidia Systems, Inc., a Delaware corporation ("Avidia"), pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") among Avidia, PairGain and Abalone Corporation ("Sub"), a Delaware corporation and wholly-owned subsidiary of PairGain, and a related Certificate of Merger. Pursuant to the Merger Agreement and the Certificate of Merger, Sub was merged with and into Avidia, with Avidia surviving as a wholly-owned subsidiary of PairGain (the "Acquisition"). The Avidia Common Stock, Preferred Stock and warrants to purchase Avidia Common Stock and Preferred Stock were converted into the right to receive approximately 2,366,865 shares of PairGain Common Stock. In addition, PairGain assumed outstanding options to purchase Avidia Common Stock and converted those options into options to purchase approximately 231,491 shares of PairGain Common Stock. The terms of the Merger Agreement were the result of arm's-length negotiations among the parties. PairGain intends to account for the Acquisition as a pooling of interests.

          Avidia was formed in 1995 to address the growing market requirements for high-speed, low cost desktop networking products in business and residential environments. Avidia has entered that market with a family of standards-compliant ATM (Asynchronous Transfer Mode) digital desktop products, including high performance ATM switches for 25 Mbps and 155 Mbps connectivity for the corporate, government and education markets. Upon consummation of the Acquisition, PairGain intends to continue to market Avidia's line of ATM desktop products under the Avidia name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Financial Statements of Avidia

                          Financial statements of Avidia prepared in accordance with Regulation S-X and required to be filed pursuant to this Item are not available at this time. Such financial statements will be filed by PairGain as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the filing of this Current Report on Form 8-K.

                 (b)      Pro Forma Combined Financial Information

                          The pro forma combined financial statements of PairGain and Avidia required to be filed pursuant to this Item are not available at this time. Such pro forma financial statements will be filed by PairGain as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the filing of this Current Report on Form 8-K.

                 (c)      Exhibits

                          2 Agreement and Plan of Reorganization, dated February 19, 1997, by and among PairGain, Sub and Avidia, and certain exhibits.

                          99.1    Text of Press Release dated February 20, 1997.

                          99.2    Text of Press Release dated March 4, 1997.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 5, 1997                       PAIRGAIN TECHNOLOGIES, INC.



                                           \s\ Charles W. McBrayer
                                           ----------------------------------
                                           Charles W. McBrayer,
                                           Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit                           Description
-------                           -----------
   2             Agreement and Plan of Reorganization, dated as of February 19, 1997, by and among
                 PairGain Technologies, Inc., Abalone Corporation, and Avidia Systems, Inc., and
                 certain exhibits.

 99.1            Text of Press Release dated February 20, 1997.

 99.2            Text of Press Release dated March 4, 1997.